UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2016

PacWest Bancorp

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36408 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California (Address of Principal Executive Office)	90212 (Zip Code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

On May 13, 2016, PacWest Bancorp (the “Company”) issued a press release announcing that Pacific Western Bank (the “Bank”), a wholly-owned subsidiary of the Company, had entered into an agreement with the Federal Deposit Insurance Corporation (the “FDIC”) to terminate all existing loss share agreements with the FDIC as of May 12, 2016. These loss share agreements were entered into by the Bank in 2009 and 2010 in conjunction with the Bank acquiring substantially all of the assets and assuming substantially all of the liabilities of two failed banks in FDIC-assisted acquisitions and in conjunction with the Bank assuming the loss share agreements of two failed banks pursuant to its acquisition of First California Bank in May 2013.

The press release issued by the Company announcing these matters is attached hereto as Exhibit 99.1.

Item 9.01                Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated May 13, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

Date: May 13, 2016	By:	/s/ Lynn M. Hopkins
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President

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